UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2015

Commission File Number: 1-9852

CHASE CORPORATION

(Exact name of registrant as specified in its charter)

Massachusetts	11-1797126
(State or other jurisdiction of incorporation of organization)	(I.R.S. Employer Identification No.)

26 Summer Street, Bridgewater, Massachusetts 02324

(Address of Principal Executive Offices, Including Zip Code)

(508) 819-4200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends the Current Report on Form 8-K furnished by Chase Corporation (the “Company”) on November 2, 2015 (the “Original Form 8-K”).

Section 2 — Financial Information

Item 2.02 - Results of Operations and Financial Condition

On November 2, 2015, the Company furnished the Original Form 8-K and included as an exhibit thereto a Press Release, dated October 28, 2015, announcing its unaudited financial results for the quarter and year ended August 31, 2015 and related information (the “Original Earnings Release”). This Form 8-K/A is being furnished to report the final financial statements of the Company as described below.

Subsequent to the issuance of the Original Earnings Release, the Company determined an adjustment to decrease the income tax provision from $4,472,000 to $4,157,000 for the quarter ended August 31, 2015 and from $15,128,000 to $14,813,000 for the year ended August 31, 2015, was required to properly state the financial position of the Company for those periods. The adjustment is the result of the Company finalizing its tax calculations for the fiscal year. The Company plans to file its Annual Report on Form 10-K, reflecting these final adjustments, on November 16, 2015.

The reduction in tax expense results in final generally accepted accounting principles (“GAAP”) net income attributable to Chase Corporation for the quarter ended August 31, 2015 in the amount of $8,181,000, or $0.87 per diluted share, and final GAAP net income attributable to Chase Corporation for the year ended August 31, 2015 in the amount of $26,318,000 or $2.82 per diluted share. There is no change to the non-GAAP results included in the Original Earnings Release. Certain reclassifications were also made between costs of products and services sold and selling, general and administrative expenses.

The Company has revised its Original Earnings Release and the Unaudited Consolidated Statement of Operations contained therein to give effect to the adjustments described above (the “Revised Earnings Release”). The Revised Earnings Release replaces the Original Earnings Release and has been re-posted on the Company’s website. The Revised Earnings Release is furnished with this Form 8-K/A as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 2.02 of this report, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to liability of that section nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Earnings release issued by Chase Corporation on November 16, 2015 relating to its fourth quarter of fiscal year 2015 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Chase Corporation

Dated: November 16, 2015	By:	/s/ Kenneth J. Feroldi
Kenneth J. Feroldi
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings release issued by Chase Corporation on November 16, 2015 relating to its fourth quarter of fiscal year 2015 financial results.